United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        March 15, 2002

                                                  DIGENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28194	52-1536128

(State or Other	(Commission File	(IRS Employer
Jurisdiction of Incorporation)	Number)	Identification No.)

1201 Clopper Road
Gaithersburg, Maryland	20878

(Address of Principal	(Zip Code)
Executive Offices)

(301) 944-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.                OTHER EVENTS.

           On March 15, 2002, Digene Corporation filed suit against Enzo Biochem in the United States District Court for the District of Delaware seeking a declaratory judgment that Enzo’s U.S. Patent No. 6,221,581 B1 is not infringed by any of Digene’s products and that the claims of the patent are invalid. Digene’s suit was prompted by Enzo’s threats of litigation.

           On March 15, 2002, Digene issued a press release announcing the suit against Enzo Biochem. The press release is attached hereto as Exhibit 99.1.

ITEM 7.                FINANCIAL STATEMENTS AND EXHIBITS:

           (c)  Exhibits:

Exhibit No.	Description:

99.1	Press Release dated March 15, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGENE CORPORATION (Registrant)

Date: March 15, 2002	/s/ Charles M. Fleischman By: Charles M. Fleischman Title: President and Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated March 15, 2002.

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